SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                                  MORLEX, INC.
   --------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     -----------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1). Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                                  MORLEX, INC.
                                 P.O. BOX 3755,
                               ENGLEWOOD, CO 80155

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 5, 2000

     NOTICE IS HEREBY GIVEN, that a Special Meeting of the Shareholders of Morlex, Inc. (the "Company") will be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on December 5, 2000 at 10:00 a.m. local time, for the purpose of considering and acting upon the following:

     1. The approval of a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into .001927029 of a share of Common Stock; and

     2. Any and all matters that may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on November 17, 2000, as the record date for determining the shareholders entitled to vote at the meeting, or any adjournment thereof, and only the holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such shareholders may vote in person or by proxy.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By Order of the Board of Directors,
                              /s/ Lawrence E. Kaplan
                              President


New York, New York
November 20, 2000

                                  MORLEX, INC.
                                  P.O. BOX 3755
                               ENGLEWOOD, CO 80155

                                 PROXY STATEMENT

                   GENERAL INFORMATION CONCERNING SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morlex, Inc. (the "Company"), in connection with a Special Meeting of Shareholders to be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on December 5, 2000 at 10:00 a.m. local time, or any adjournments thereof. This Proxy Statement and accompanying proxy card are first being sent to the shareholders of the Company on or about November 20, 2000.

     Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, Morlex, Inc., P.O. Box 3755, Englewood, CO 80155 or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting, or any adjournment thereof, but if no instructions are given, such shares will be voted for (i) the approval of a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into .001927029 of a share of Common Stock (the "Reverse Stock Split"); and (ii) the transacting of such other business as may properly come before the meeting or any adjournment thereof.

               RECORD DATE AND VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has selected the close of business on November 17, 2000 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock of the Company outstanding on November 17, 2000 ("Record Date") was 389,200,000. Shareholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of Common Stock held by them as of the record date. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the meeting, in person or by proxy, in order to constitute a quorum. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of the shares represented will be necessary to approve the Reverse Stock Split.

                PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

     The following table sets forth certain information as of November 17, 2000, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and executive officer of the Company and (iii) all officers and directors as a group.


Name and Address                       Amount and Nature of
of Beneficial Owner                    Beneficial Ownership (1)                Percent of Class
-------------------                    ------------------------                ----------------

Charles T. Gould (2)                   119,260,000                                  30.6%
4562 S. Ouray Way
Aurora, CO 80015

Lawrence E. Kaplan                     119,260,000                                  30.6%
999 Walt Whitman Road
Melville, NY 11747

Steven J. Goodman                      119,260,000                                  30.6%
5000 Carden Beach
St. Croix, USVI  00820


ALL OFFICERS AND
DIRECTORS AS A
GROUP (3 Individuals)                  357,780,000                                  91.9%

-----------------------------
(1) Unless otherwise indicated herein and subject to applicable community property laws, each stockholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such stockholder and directly owns all such shares in such stockholder's sole name. Within sixty (60) days of the date of this filing, none of the above persons has the right to acquire any further shares of the Registrant's common stock from options, warrants, rights, conversion privileges or other similar arrangement.

(2)  Includes 790,000 shares of Common Stock owned by shareholder's spouse.

PROPOSAL 1-- A REVERSE STOCK SPLIT WHEREBY EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK, $.001 PAR VALUE PER SHARE, WILL BE CONVERTED INTO .001927029 OF A SHARE OF COMMON STOCK.

     Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxy.

DESCRIPTION

     REVERSE STOCK SPLIT

     REASON FOR REVERSE STOCK SPLIT; DILUTION

     The Reverse Stock Split would apply to all shares of the Company's Common Stock outstanding on the date of the special meeting called for herein, and would be effective immediately. Shareholders holding shares of Common Stock in an amount not divisible by .001927029 will receive, in lieu thereof, one full additional share.

     The Board of Directors of the Company believe that reducing the number of outstanding shares of Common Stock through the Reverse Stock Split will make the Company more attractive as a potential acquiror or merger candidate with an operating company and the Reverse Stock Split will enhance its opportunities to acquire or merge with an operating company. There can be no assurance that the Company will be able to effect an acquisition of, or merger with, an operating company.

                         EXCHANGE OF STOCK CERTIFICATES

     Assuming the Reverse Stock Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Reverse Stock Split. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. SHAREHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

             FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

     The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, brokers-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The exchange of shares of Common Stock for shares of Common Stock after giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

                                 OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters to be presented at the Special Meeting of Shareholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              COST OF SOLICITATION

                  Solicitation other than by mail may be made personally and by telephone by officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

     It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                         By Order of the Board of Directors,
                         Lawrence E. Kaplan
                         President

New York, New York
November 20, 2000

                                  MORLEX, INC.

                     PROXY - SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2000


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Lawrence E. Kaplan as Proxies, each with the power to appoint and substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value per share, of Morlex, Inc. held of record by the undersigned on November 17, 2000, at the Special Meeting of Shareholders to be held on December 5, 2000, or any adjournment thereof.

     1. Approval of the Reverse Stock Split as described in the accompanying Proxy Statement.

                  /  /              /  /              /  /
                  FOR               AGAINST           ABSTAIN


     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy statement is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed on the face hereof. If no direction is made, this proxy will be voted FOR the Reverse Stock Split.

     Please date, sign and return the proxy card promptly in the accompanying envelope. No postage is required. If you furnish a proxy and subsequently attend the Special Meeting in person, you may vote in person.


                                    --------------------------
                                    Signature of Shareholder




                                    ---------------------------
                                    Signature of Shareholder



                                    Dated:                    , 2000



NOTE: PLEASE SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE FURNISH FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.